Exhibit 10.1
FIFTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 17, 2021 (this “Amendment”), is by and among THE HAIN CELESTIAL GROUP, INC., a Delaware corporation (the “Company”), the Lenders (as defined below) party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company, certain other wholly-owned Subsidiaries of the Company party thereto from time to time, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of February 6, 2018 (as amended, supplemented, extended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
AMENDMENTS TO CREDIT AGREEMENT
1.1Amendments to Section 1.01.
(a)The definition of “Alternative Currency” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Sterling” appearing therein.
(b)The definition of “Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the following parenthetical appearing therein: “(or, in the case of any Loan denominated in Sterling, on the date such Interest Period commences)”.
(c)The definition of “LIBOR Quoted Currency” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Sterling” appearing therein.
(d)Section 1.01 of the Credit Agreement is hereby amended by inserting a new definition therein in appropriate alphabetical order to read as follows:
“Citibank Supplier Agreement” has the meaning specified in Section 7.05(e).
(e)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Sterling” and “£” appearing therein.
1.2Amendment to Section 7.05(e). Section 7.05(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)    Dispositions (without recourse) of accounts receivable (i) pursuant to that certain Supplier Agreement, dated as of December 15, 2018, by and between the Company and Citibank, N.A., as the same may be amended from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) (the “Citibank Supplier Agreement”), and (ii) pursuant to other supply chain or accounts receivable financing arrangements that, in either case, are on customary and market terms; provided that, in the case of clause (e)(ii), the fair market value of all such accounts receivable so disposed of in any fiscal quarter of the Company shall not exceed $25,000,000;
1.3Omnibus Amendment. Each of the Loan Documents is hereby amended such that any reference in any such Loan Document to “Merrill Lynch, Pierce, Fenner & Smith Incorporated” shall be deemed a reference to “BofA Securities, Inc.”.
Article 2
CONDITIONS TO EFFECTIVENESS
2.1    Closing Conditions. This Amendment shall become effective as of the date first above written (the “Fifth Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Company, the Required Lenders and the Administrative Agent.
(b)Default. After giving effect to this Amendment, no Default or Event of Default shall exist.
(c)Fees, Costs and Expenses. The Administrative Agent shall have received from the Company such fees, costs and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Holland & Knight LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.
(d)Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
Article 3
MISCELLANEOUS
3.1Amended Terms. On and after the Fifth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2Representations and Warranties of Loan Parties. The Company represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by the Company and constitutes the Company’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such
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enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)The representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the Fifth Amendment Effective Date, except that (i) such representations and warranties that specifically refer to an earlier date shall be true and correct in all material respects as of such earlier date, (ii) such representations and warranties shall be true and correct in all respects to the extent they are qualified by a materiality standard and (iii) the representations and warranties contained in clauses (a) and (c) of Section 5.03 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (c), respectively, of Section 6.01 of the Credit Agreement.
(e)As of the Fifth Amendment Effective Date, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(f)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3Reaffirmation of Obligations. The Company hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each such Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
3.4Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.5Expenses. The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.
3.6Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment; provided that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept Electronic Signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; and provided further, without limiting the foregoing, upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into
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electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
3.9No Actions, Claims, Etc. As of the date hereof, the Company, on behalf of itself and each of the other Loan Parties, hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
3.11Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
3.12Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:

THE HAIN CELESTIAL GROUP, INC.

By: /s/ Javier H. Idrovo
Name: Javier H. Idrovo
Title: EVP and Chief Financial Officer

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jana L. Baker
Name: Jana L. Baker
Title: Senior Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Stephanie Allegra
Name: Stephanie Allegra
Title: Senior Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Angela Reilly
Angela Reilly
Senior Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

FARM CREDIT EAST, ACA,
as a Lender

By: /s/ Justin A. Brown
Name: Justin A. Brown
Title: Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Alicia Schreibstein
Name: Alicia Schreibstein
Title: Executive Director

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

TD BANK, N.A.,
as a Lender

By: /s/ M. Bernadette Collins
Name: M. Bernadette Collins
Title: SVP

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

COBANK, ACB
as a Lender

By: /s/ John B. Trawick
Name: John B. Trawick
Title: Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

HSBC BANK USA, N.A.,
as a Lender

By: /s/ Steve Zambriczki
Name: Steve Zambriczki
Title: Sr. Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By: /s/ Jack Kelleher
Name: Jack Kelleher
Title: Sr. Manager

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender

By: /s/ Andre Baladi
Name: Andre Baladi
Title: Managing Director

By: /s/ Irene Stephens
Name: Irene Stephens
Title: Executive Director

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Hanna Piechocka
Name: Hanna Piechocka
Title: VP

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

KBC BANK N.V., NEW YORK BRANCH
as a Lender

By: /s/ Robbie Claes
Name: Robbie Claes
Title: Managing Director

By: /s/ Nicholas Fiore
Name: Nicholas Fiore
Title: Director

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

FARM CREDIT SERVICES OF AMERICA PCA
as a Lender

By: /s/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK,
as a Lender

By: /s/ Matt Jeffords
Name: Matt Jeffords
Title: Vice President
The Hain Celestial Group, Inc.
Fifth Amendment to Credit Agreement